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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         July 20, 2000
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                               Dean Foods Company
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             (Exact name of registrant as specified in its charter)

        Delaware                         1-08262                  36-0984820
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(State or other jurisdiction     (Commission File No.)          (IRS Employer
         of incorporation)                                   Identification No.)

  3600 N. River Road                Franklin Park, IL                    60131
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code  (847) 678-1680
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         (Former name or former address, if changed since last report)


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Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 12.1     Computation of Ratio of Earnings to Fixed Charges
Exhibit 12.2     Computation of Ratio of Earnings to Fixed Charges and
                 Preferred Stock Dividends
Exhibit 23.1     Consent of Independent Accountants
Exhibit 99.1     Financial Statements
         (a) Report of Independent Accountants (dated June 27, 2000, except as to Note 16 which is as of July 10, 2000 from PricewaterhouseCoopers LLP to the Board of Directors and Shareholders of the Company)
         (b)     Consolidated Balance Sheets as of May 28, 2000 and May 30, 1999
         (c) Consolidated Statements of Income for the three fiscal years ended May 2000, 1999 and 1998.
         (d) Consolidated Statements of Shareholders' Equity for the three fiscal years ended May 2000, 1999 and 1998.
         (e) Consolidated Statements of Cash Flows for the three fiscal years ended May 2000, 1999 and 1998.
         (f) Notes to Consolidated Financial Statements for the three fiscal years ended May 2000, 1999 and 1998.
Exhibit 99.2 Managements Discussion and Analysis of Financial Condition and Results of Operations for the Fiscal Year ended May 28, 2000.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            Dean Foods Company
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                                                             (Registrant)


Date:  July 20, 2000                                    /s/ Barbara A. Klein
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                                                            Barbara A. Klein
                                                      Vice President Finance and
                                                       Chief Financial Officer